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                                                                      EXHIBIT 23



                             THE LEAP GROUP, INC.


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

AS INDEPENDENT PUBLIC ACCOUNTANTS, WE HEREBY CONSENT TO THE INCORPORATION OF OUR REPORTS INCORPORATED BY REFERENCE IN THIS FORM 10-K, INTO THE COMPANY'S PREVIOUSLY FILED REGISTRATION STATEMENT ON FORM S-8 (FILE NO. 333-24839)


                                                             ARTHUR ANDERSEN LLP


CHICAGO, ILLINOIS
APRIL 30, 1997